Allstate Life Insurance Company of New York

Supplement to:        Allstate Variable Annuity II
                      Allstate Variable Annuity 3
                      Allstate Variable Annuity 3 AssetManager, and
                      Allstate Preferred Client Variable Annuity

        Prospectuses Dated: May 1, 2002 (June 3, 2002 for Preferred Client)


This supplement announces the closure of one of the variable sub-accounts previously available under the above contracts and amends certain disclosures contained in the above-referenced prospectuses for each contract. Please keep this supplement for future reference together with your prospectus.

As authorized by its shareholders, on August 23, 2002, the Capital Growth Portfolio will be liquidated and the proceeds, net of expenses, will be distributed to shareholders. Thereafter, we will no longer offer the Capital Growth Sub-Account that invests in the Capital Growth Portfolio. Contract owners who have not transferred their contract values out of the Capital Growth Sub-Account by August 23, 2002 will have their contract values invested in the Capital Growth Sub-Account automatically transferred to the Money Market Sub-Account.

Therefore, please delete all references in the prospectus to the "Capital Growth Variable Sub-Account" and the "Capital Growth Portfolio," and change all references throughout the prospectus to the availability of "36" Variable Sub-Accounts to "35" Variable Sub-Accounts.


August 23, 2002